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                                                                      EXHIBIT 24

UNION PACIFIC CORPORATION

POWERS OF ATTORNEY

I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Corporation), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 31,
2002.

/s/ PHILIP F. ANSCHUTZ
-------------------------------
Philip F. Anschutz

I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Corporation), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 31,
2002.

/s/ E. VIRGIL CONWAY
-------------------------------
E. Virgil Conway

I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Corporation), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 31,
2002.

/s/ THOMAS J. DONOHUE
-------------------------------
Thomas J. Donohue

I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Corporation), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 31,
2002.

/s/ ARCHIE W. DUNHAM
-------------------------------
Archie W. Dunham



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I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation
(the Corporation), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 31,
2002.

/s/ SPENCER F. ECCLES
-------------------------------
Spencer F. Eccles

I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Corporation), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 31,
2002.

/s/ IVOR J. EVANS
-------------------------------
Ivor J. Evans

I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Corporation), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 31,
2002.

/s/ ELBRIDGE T. GERRY, JR.
--------------------------
Elbridge T. Gerry, Jr.

I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Corporation), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 31,
2002.

/s/ JUDITH RICHARDS HOPE
-------------------------------
Judith Richards Hope

I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Corporation), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 31,
2002.

/s/ RICHARD J. MAHONEY
-------------------------------
Richard J. Mahoney


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I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation
(the Corporation), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 31,
2002.

/s/ STEVEN R. ROGEL
---------------------------------
Steve R. Rogel

I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Corporation), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 31,
2002.

/s/ RICHARD D. SIMMONS
---------------------------------
Richard D. Simmons

I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Corporation), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of January 31,
2002.

/s/ ERNESTO ZEDILLO PONCE DE LEON
---------------------------------
Ernesto Zedillo Ponce De Leon